CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
REVENUE:
Sales - devices and disposables	$ 758	$ 359
Cost of goods sold	891	611
Gross Loss	(133)	(252)
Contract and grant revenue	65	820
OPERATING EXPENSES:
Research and development	2,788	2,742
Sales and marketing	1,164	901
General and administrative	4,649	3,533
Total operating expenses	8,601	7,174
Operating loss	(8,669)	(6,606)
Other income	25	110
Interest expense	(979)	(45)
Loss on extinguishment of debt	(325)	0
Change in fair value of warrants	65	(674)
Total other income	(1,214)	(609)
LOSS FROM OPERATIONS	(9,883)	(7,215)
PROVISION FOR INCOME TAXES	0	0
NET LOSS	(9,883)	(7,215)
DEEMED DIVIDENDS	0	(3,175)
PREFERRED STOCK DIVIDENDS	(152)	0
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ (10,035)	$ (10,390)
BASIC AND DILUTED NET LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ (0.13)	$ (0.16)
WEIGHTED AVERAGE SHARES OUTSTANDING	77,061	65,884